                                                                    Exhibit 24


                             POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or John H. Odle, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1998 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.


March 13, 1999                       /s/ Craig R. Andersson
--------------                       ------------------------
   (Date)                                Craig R. Andersson

                             POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or John H. Odle, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1998 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.


March 12, 1999                       /s/ Neil A. Armstrong
                                     ---------------------
                                         Neil A. Armstrong

                             POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or John H. Odle, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1998 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.


March 12, 1999                       /s/ Daniel I. Booker
                                     ---------------------
                                         Daniel I. Booker

                             POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or John H. Odle, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1998 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.


March 12, 1999                       /s/ Ronald L. Gallatin
                                     ----------------------
                                         Ronald L. Gallatin

                             POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or John H. Odle, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1998 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.


March 15, 1999                       /s/ Charles C. Gedeon
                                     ---------------------
                                         Charles C. Gedeon

                             POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or John H. Odle, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1998 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.


March 12, 1999                       /s/ Robert M. Hernandez
                                     -----------------------
                                         Robert M. Hernandez

                             POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or John H. Odle, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1998 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.


March 15, 1999                       /s/ Wesley W. von Schack
                                     ------------------------
                                         Wesley W. von Schack